BLACKROCK MUNICIPAL BOND FUND, INC.

BlackRock Short-Term Municipal Fund

(the “Fund”)

Supplement dated November 22, 2024 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”) of the Fund,

each dated October 28, 2024, as supplemented to date

On November 22, 2024, the Board of Trustees of the Fund (the “Board”) approved a change in the name of the Fund to “BlackRock Short Duration Muni Fund” and certain changes to the Fund’s investment policies. In addition, Fund management has determined to remove the Fund’s secondary benchmark index against which the Fund compares its performance. All of these changes are expected to become effective on or about February 1, 2025.

Accordingly, effective on or about February 1, 2025, the following changes are expected to be made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

Change in the Fund’s Name

All references to “BlackRock Short-Term Municipal Fund” are changed to “BlackRock Short Duration Muni Fund” and all references to “Short-Term Fund” are changed to “Short Duration Fund” to reflect the Fund’s new name.

Change in the Fund’s Investment Policies

The third paragraph of the section of each Summary Prospectus entitled “Summary Prospectus — Key Facts About BlackRock Short-Term Municipal Fund — Principal Investment Strategies of the Fund” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Short-Term Municipal Fund — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Under normal circumstances, the effective duration of the Fund’s portfolio is expected to be 4 years or less, as calculated by the Fund’s management team. Effective duration is a measure of the Fund’s price sensitivity to changes in yields or interest rates; however, investors should be aware that effective duration is not an exact measurement and may not reliably predict a particular security’s price sensitivity to changes in yield or interest rates.

The third paragraph of the section of the Prospectuses for Investor A, Investor C, Institutional Shares and for Class K Shares entitled “Details About the Funds — How Each Fund Invests — Short-Term Fund — Principal Investment Strategies” and the third paragraph of the section of the Prospectus for Investor A1 Shares entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Under normal circumstances, the effective duration of the Fund’s portfolio is expected to be 4 years or less, as calculated by the Fund’s management team. Effective duration is a measure of the Fund’s price sensitivity to changes in yields or interest rates; however, investors should be aware that effective duration is not an exact measurement and may not reliably predict a particular security’s price sensitivity to changes in yield or interest rates.

The first paragraph of the section of the SAI entitled “Investment Objectives and Policies — Investment Policies of the Funds — Short-Term Fund ” is deleted in its entirety and replaced with the following:

The Short Duration Fund invests primarily in a portfolio of short-term investment grade Municipal Bonds. Municipal Bonds in the Short Duration Fund will be either Municipal Bonds with a remaining maturity of less than ten years, short-term municipal notes, which typically are issued with a maturity of not more than one year or variable rate demand notes (“VRDN”), which typically are issued with a maturity of longer than ten years, but have a one-day or seven-day put demand feature at par. The Short Duration Fund will treat Municipal Bonds that it has the option to require the issuer to redeem within ten years as having a remaining maturity of less than ten years, even if the period to the stated maturity date of such Municipal Bonds is greater than ten years. Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. The Short Duration Fund may generally be expected to offer a lower yield than the other Funds. Interest rates on short-term Municipal Bonds may fluctuate more widely from time to time than interest rates on longer term Municipal Bonds. However, because of the shorter maturities, the market value of the Municipal Bonds held by the Short Duration Fund may generally be expected to fluctuate less as a result of changes in prevailing interest rates.

Change in the Fund’s Benchmark

The section of the Fund’s Summary Prospectuses entitled “Key Facts About BlackRock Short-Term Municipal Fund — Performance Information” and the section of the Fund’s Prospectuses entitled “Fund Overview — Key Facts About BlackRock Short-Term Municipal Fund — Performance Information” are supplemented as follows:

Effective February 1, 2025, Fund management has determined to remove the Short-Term Customized Reference Benchmark (formerly referred to as the New Short-Term Customized Reference Benchmark) as a benchmark against which the Fund measures its performance. Fund management believes the Short-Term Customized Reference Benchmark no longer has characteristics similar to the current investment strategy of the Fund.

Shareholders should retain this Supplement for future reference.

PR2SAI-STM-1124SUP